Exhibit 10.6

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of the 13th day of January, 2015, by and among DIGERATI TECHNOLOGIES, INC., a Nevada corporation (the “Company”) and Flagship Oil and Gas Corp., a Texas corporation (the “Purchaser”).

Background:

A.                Purchaser desires to purchase from the Company, and the Company desires to sell to Purchaser, 2,279,412 (two million two hundred seventy nine thousand four hundred and twelve) shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and a warrant (the “Warrant”) to purchase 300,000 shares of Common Stock (the “Warrant Shares”) for five years.

Agreement:

NOW, THEREFORE, in consideration of the covenants set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and the Company hereby agree as follows:

1. Purchase of and Sale of Shares and Warrant.  On the terms and subject to the conditions set forth in this Agreement, Purchaser agrees to purchase from the Company at the Closing (as defined below), and the Company agrees to issue and sell to Purchaser at the Closing, the Shares and the Warrant for an amount (the “Purchase Price”) equal to (a) the number of Shares times (b) the average closing price reported for the Company’s Common Stock for the five trading days prior to and including January 13, 2015 (“Stock Price”)

2. Warrant Strike Prices.  The strike price for the purchase of the Warrant Shares shall be equal to the Stock Price.

3.  Closing.  The closing of such purchase and sale of the Shares and Warrant (the “Closing”) shall take place on January 19, 2015 at the offices of the Company, 3463 Magic Drive, Suite 355, San Antonio, Texas 78229, at 8:00 a.m. Central Standard Time, or at such other time and place as Purchaser and the Company mutually agree.  The Closing may be completed by a personal meeting or by an exchange of signature pages, certificates and other documents through the mail or by similar means electronically.  At the Closing:

(a)                Company shall deliver to Purchaser a stock certificate evidencing the Shares (in such denominations as the Purchase shall specify at least five days prior to the Closing) duly signed by the requisite officer of Company and countersigned by Company’s transfer agent;

(b)               Company shall deliver to Purchaser the Warrant, in the form attached hereto duly completed and signed by an officer of Company;

(c)                Purchaser shall deliver to Company a promissory note, in the form attached hereto duly completed and signed by an officer of Purchaser.

1

4.  Disclosure of Information.  Purchaser acknowledges and represents that all books, records and documents of the Company relating to the purchase and sale of the Shares and Warrant have been and remain available for inspection by Purchaser upon reasonable notice.  By signature below, Purchaser confirms that all documents requested have been made available, and that Purchaser has been supplied with all of the additional information concerning the Company and the purchase and sale of the Shares and Warrant that has been requested by him.  Purchaser represents that it and its representatives have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the purchase and sale of the Shares and the business, properties, prospects and financial condition of the Company.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 5 of this Agreement or the right of Purchaser to rely thereon.

5.   Representations and Warranties of the Company.  The Company hereby represents and warrants to Purchaser that:

(a) Organization, Good Standing and Corporate Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Capitalization.  The authorized capital of the Company consists, immediately prior to the Closing, of 150,000,000 (One Hundred and Fifty Million) shares of common stock, $0.001 par value per share, of which 1,977,626 shares are issued and outstanding, and 50,000,000 (Fifty Million) shares of preferred stock, $0.001 par value per share, none of which are issued and outstanding.

(c) Authorization.  All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of all obligations of the Company under this Agreement and for the authorization, issuance and delivery of the Shares, the Warrant and the Warrant Shares has been or shall be taken prior to the Closing, and this Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific enforcement, injunctive relief or other equitable remedies.

(d) Validity of Securities.  The Shares to be purchased and sold pursuant to this Agreement, when issued, sold and delivered in accordance with its terms for the consideration expressed herein, will be validly issued, fully paid and non-assessable.

(e) Compliance with Other Instruments.  The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby will not result in a violation of, or default under, any contract, agreement, instrument, judgment, order, writ, or decree applicable to the Company.

2

6. Representations and Warranties of Purchaser.  Purchaser hereby makes the following representations and warranties to the Company and Purchaser agrees to hold harmless the Company from any liability or injury, including, but not limited to, that arising under Federal or state securities laws, incurred as a result of any misrepresentation herein or any warranties not performed by Purchaser.

(a) Organization, Good Standing and Corporate Power.  Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Purchaser is authorized and duly empowered to purchase and hold the Shares and the Warrant, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of purchasing the Shares, the Warrant or the Warrant Shares.

(b) Authorization.  All corporate action on the part of Purchaser, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of all obligations of Purchaser under this Agreement has been or shall be taken prior to the Closing, and this Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific enforcement, injunctive relief or other equitable remedies.

(c) Compliance with Other Instruments.  The execution, delivery and performance of this Agreement by Purchaser, and the consummation of the transactions contemplated hereby will not result in a violation of, or default under, any contract, agreement, instrument, judgment, order, writ, or decree applicable to Purchaser.

(d) Speculative Nature of Investment.  Purchaser is aware that an investment in the Shares, the Warrant and the Warrant Shares is highly speculative and subject to substantial risks.  Purchaser is capable of bearing the high degree of economic risk and burdens of this investment, including, but not limited to, the possibility of the complete loss of all funds invested, the loss of any anticipated tax benefits, the lack of a public market, and limited transferability of the Shares, the Warrant and the Warrant Shares which may make the liquidation of this investment impossible for the indefinite future, if at all.

(e) No Public Solicitation.  The offer to sell the Shares and the Warrant was directly communicated to Purchaser and Purchaser was able to ask questions of and receive answers concerning the terms and conditions of this transaction.  At no time was Purchaser presented with or solicited by or through any article, notice or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio or other broadcast or transmittal advertisement or any other form of general advertising.

3

(f) Investment Intent.  The Shares and the Warrant are being purchased solely for Purchaser’s own account, for investment, and are not being purchased with a view to the resale, distribution, subdivision or fractionalization thereof. Subject to compliance with applicable federal and state securities laws, the Shares and the Warrant may be distributed to Purchaser’s stockholder(s) in the future as a dividend or under a share exchange agreement.

(g) Restrictions on Transfer.  Purchaser understands that the Shares, the Warrant and the Warrant Shares have not been registered, and that the Company is under no obligation to register the Shares, the Warrant or the Warrant Shares, under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws in reliance upon exemptions from registration for non-public issuances of securities by issuers of such securities.  Purchaser understands that the Shares, the Warrant and the Warrant Shares, or any interest therein, may not be, and agrees that the Shares, the Warrant and the Warrant Shares or any interest therein, will not be, resold or otherwise disposed of by Purchaser unless they are subsequently registered under the Securities Act and under appropriate state securities laws or unless Purchaser provides the Company with an opinion of counsel satisfactory to the Company that an exemption from registration is available.  Purchaser further understands that each certificate representing the Shares, the Warrant or the Warrant Shares and any other securities issued in respect thereto upon any stock distribution, recapitalization, merger, consolidation or similar event, are expected (unless otherwise permitted by the provisions of this Section or by applicable law) to be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY BE SOLD OR TRANSFERRED UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

(h) Purchaser Understandings.  Purchaser affirms that he has been informed of and understands the following:

(i) There are substantial restrictions on the transferability of the Shares, the Warrant and the Warrant Shares under the Securities Act; and

(ii) No federal or state agency has made any finding or determination as to the fairness of the Shares, the Warrant or the Warrant Shares for public investment or any recommendation or endorsement of the Shares, the Warrant or the Warrant Shares.

4

(i) None of the following information has ever been represented, guarantied, or warranted to Purchaser expressly or by implication, by the Company, or any agents or employee of the Company, or by any other person:

(i) The approximate or exact length of time that Purchaser will be required to hold the Shares, the Warrant or the Warrant Shares;

(ii) The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Shares, the Warrant or the Warrant Shares; or

(iii) That the past performance or experience of the Company, or associates, agents, affiliates, or employees of the Company or any other person, will in any way indicate or predict economic results in connection with the purchase or ownership of the Shares, the Warrant or the Warrant Shares.

(j) Purchaser hereby agrees to hold harmless, the Company, its directors, officers, employees, agents and representatives, and any person participating in the purchase and sale of the Shares, the Warrant or the Warrant Shares from and against any and all liability, damage, cost and expenses incurred on account of or arising out of:

(i) Any inaccuracy in the declarations, representations, and warranties herein above set forth;

(ii) The disposition of any of the Shares, the Warrant or any Warrant Shares by Purchaser contrary to the foregoing declarations, representations and warranties; or

(iii) Any action, suit or proceeding based in whole or in part upon (A) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; (B) the disposition of any of the Shares, the Warrant or any Warrant Shares; or (C) the breach by Purchaser of any provision of this Agreement.

7. Indemnification.  Purchaser hereby covenants and agrees to indemnify the Company (including its directors, officers, employees and agents) and any person participating in the distribution of the Shares, the Warrant and the Warrant Shares and hold them harmless from and against any and all liability, damage, costs (including legal fees and court costs) and expenses incurred on account of or arising out of (i) any inaccuracy in the declarations, representations, and warranties of Purchaser herein above set forth; (ii) the disposition of any of the Shares, the Warrant or the Warrant Shares contrary to the foregoing declarations, representations and warranties; and (iii) any action, suit or proceeding based upon (A) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; (B) the disposition of any of the Shares, the Warrant or any Warrant Shares; or (C) the breach by Purchaser of any provision of this Agreement.

5

8. Miscellaneous.

(a) Entire Agreement.  This Agreement, together with its exhibits and any other documents referenced herein, constitute the entire contract between the Company and Purchaser relative to the purchase and sale of the Shares, the Warrant or any Warrant Shares and supersede any and all prior or contemporaneous oral or written agreements, understandings and discussions with respect thereto.

(b) Expenses.  The Company and Purchaser will each bear its own legal and other fees and expenses in connection with the transactions contemplated in this Agreement.

(c) Counterparts.  This Agreement may be executed in two or more counterparts, (including by facsimile or electronic mail) each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d) Headings.  The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

(e) Survival of Representations and Warranties.  The representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution of this Agreement and the Closing.

(f) Amendments.  Any term or provision of this Agreement may be amended and the observance of any term, condition, or provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by a written instrument signed by the Company and Purchaser.

(g) Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision was excluded and shall be enforceable in accordance with its terms.

(h) Acknowledgement as to Counsel.  The parties acknowledge and agree that counsel for the Company has prepared this Agreement and the other documents contemplated hereby as counsel to the Company and not as counsel to Purchaser and that Purchaser has been advised and given opportunity to retain his, her or its own counsel at his, her or its own expense.

(i) Governing Law.  This Agreement shall be governed and construed for all purposes in accordance with the laws (without giving effect to the principles governing conflicts of laws) of the State of Texas.  The parties hereby subject themselves to the jurisdiction of the Federal and state courts located within Bexar County, State of Texas.

[Balance of Page Intentionally Blank. Signature on Following Pages.]

6

IN WITNESS WHEREOF, the parties hereto have executed (or caused this Agreement to be executed by their duly authorized representative) as of the date first written above.

“PURCHASER”:

Flagship Oil and Gas Corp.,
a Texas corporation

By: _________________________________
Name: `________________________________
Title: _________________________________

“COMPANY”:

Digerati Technologies, Inc.
a Nevada corporation

By: _________________________________
Name: _________________________________
Title: _________________________________

7